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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-65181) of The Goodyear Tire & Rubber Company of our report dated June 15, 1998 appearing at page 2 of Annex A of this Form 11-K.


/s/ Price Waterhouse LLP
--------------------------------
PRICE WATERHOUSE LLP

Cleveland, Ohio
June 25, 1998